Exhibit 24

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Charles A. Ratner
Printed Name: Charles A. Ratner
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 1, 2016

Signature: /s/ Ronald A. Ratner
Printed Name: Ronald A. Ratner
Title: Director and Executive Vice President –
Development

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Brian J. Ratner
Printed Name: Brian J. Ratner
Title:     Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 16, 2016

Signature: /s/ Bruce C. Ratner
Printed Name: Bruce C. Ratner
Title:     Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Deborah Ratner Salzberg
Printed Name: Deborah Ratner Salzberg
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 1, 2016

Signature: /s/ Michael P. Esposito, Jr.
Printed Name: Michael P. Esposito, Jr.
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Scott S. Cowen
Printed Name: Scott S. Cowen
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 31, 2016

Signature: /s/ Arthur F. Anton
Printed Name: Arthur F. Anton
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Christine Detrick
Printed Name: Christine Detrick
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 27, 2016

Signature: /s/ Stan Ross
Printed Name: Stan Ross
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of January 28, 2016

Signature: /s/ Deborah L. Harmon
Printed Name: Deborah L. Harmon
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY REALTY TRUST, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Realty Trust, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 1, 2016

Signature: /s/ Kenneth J. Bacon
Printed Name: Kenneth J. Bacon
Title: Director